EXHIBIT 32.2


                                  CERTIFICATION


         In connection with the Annual Report on Form 10-K of Stratasys, Inc. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas
W. Stenoien, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 12, 2004                       By: /s/ Thomas W. Stenoien
                                               -----------------------
                                               Thomas W. Stenoien
                                               Chief Financial Officer